UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NeuStar, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2.	Form, Schedule or Registration Statement No.:

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	4.	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 27, 2015

neustar™

Hyatt Regency Reston

1800 Presidents Street, Reston, VA 20190 5:00 P.M. EDT

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 13, 2015.

Please visit http://www.astproxyportal.com/ast/25439, where the following materials are available for viewing:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL:

TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Please see the proxy statement and proxy card for information regarding attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

Please note that you cannot use this notice to vote by mail.

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of Directors:
   a. Ross K. Ireland
   b. Paul A. Lacouture
   c. Michael J. Rowny
2. Ratification of Ernst & Young LLP as NeuStar, Inc.'s Independent Registered Public Accounting Firm for 2015.
3. Approval of an advisory resolution to approve executive compensation.
4. Approval of the Amended and Restated NeuStar, Inc. 2009 Stock Incentive Plan.
5. Approval of Amendments to the NeuStar, Inc. Restated Certificate of Incorporation to declassify the Board of Directors and to provide for annual election of all Directors.

NOTE: Transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

If you do not properly return a proxy, or attend the meeting and vote in person, your shares cannot be voted, nor your Instructions followed.